UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022 (September 22, 2022)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One New York Plaza New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Revlon, Inc.	Class A Common Stock	REV	New York Stock Exchange

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

Emerging Growth Company
Revlon, Inc.	Yes ☐ No ☒

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 22, 2022, Christine Chen was appointed Interim Chief Accounting Officer & Controller for Revlon, Inc. (“Revlon”) and its wholly owned operating subsidiary, Revlon Consumer Products Corporation (“RCPC,” and together with Revlon, the “Company”).

Prior to her appointment as Interim Chief Accounting Officer & Controller for the Company, Ms. Chen, age 42, served as Assistant Controller for the Company since June 2022. Prior to joining the Company, Ms. Chen served as VP Finance, Corporate Controller for Authentic Brands Group, LLC from 2014 to 2019.  Ms. Chen served as Assistant Controller for Bulova Corporation from 2010 to 2014, and prior to that served as auditor for Grant Thornton LLP from 2005 to 2010.  Ms. Chen is a Certified Public Accountant, with an M.B.A from Lubin School of Business, Pace University.

The Company entered into an employment offer letter with Ms. Chen which was modified in connection with her appointment as Interim Chief Accounting Officer & Controller (the “Offer Letter”) pursuant to which she will receive an annual base salary of $280,000, with an annual target bonus of 30% of her base salary. Ms. Chen will also be eligible to participate in Revlon’s Key Employee Retention Program in accordance with the program’s terms. Under the Offer Letter, Ms. Chen is required to comply with the Company’s confidentiality, non-solicit and non-compete obligations and with the Company’s Code of Conduct and Business Ethics Policy as well as Revlon’s Confidentiality of Information and Securities Trading Policy.

Ms. Chen does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2022

REVLON, INC.

By:	/s/ Victoria Dolan
Name: Victoria Dolan
Title: Chief Financial Officer